UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2016

Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 9, 2016, Crown Crafts, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2017, which ended July 3, 2016. A copy of that press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2016 Annual Meeting of Stockholders of the Company was held on August 9, 2016 at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana. The following tables reflect the tabulation of the votes with respect to each proposal submitted to a vote of the Company’s stockholders at the 2016 Annual Meeting. Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal.

PROPOSAL 1: ELECTION OF DIRECTORS

To elect one member to the Board of Directors to hold office as a Class I Director until the 2019 Annual Meeting of Stockholders. The Class I Nominee who received a plurality of the properly cast votes of the outstanding shares of Series A common stock entitled to vote on this proposal was E. Randall Chestnut, who was thereby elected as the Company’s Class I Director. The tabulation of the results of the voting is as follows:

Nominee	For	Authority Withheld	Broker Non-Votes
E. Randall Chestnut	6,609,044	153,582	2,287,569

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

To ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending April 2, 2017. This proposal was approved by properly cast votes in the affirmative of a majority of the votes cast on the proposal in respect of outstanding shares of Series A common stock. The tabulation of the results of the voting is as follows:

For	Against	Abstain	Broker Non-Votes
8,768,699	184,814	96,682	0

PROPOSAL 3: ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. This proposal was approved by properly cast votes in the affirmative of a majority of the votes cast on the proposal in respect of outstanding shares of Series A common stock. The tabulation of the results of the voting is as follows:

For	Against	Abstain	Broker Non-Votes
6,529,486	135,671	97,469	2,287,569

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated August 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: August 9, 2016	/s/ Olivia W. Elliott
Olivia W. Elliott Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 9, 2016.